UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: Inflation-Protected Securities Fund
(Institutional Class and Class L)
Annual Report
April 30, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective June 25, 2018, the inception date of the Fund, Great-West Funds, Inc. and Great-West Capital Management, LLC retained Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) as sub-adviser to the Fund.
For the twelve-month period ended April 30, 2020, the Great-West Core Strategies: Inflation-Protected Securities Fund (Institutional Class shares) returned 4.68% relative to a 6.16% return for the Bloomberg Barclays 1-10 Year U.S. TIPS Index, the Fund’s benchmark index.
Goldman Sachs Commentary
In the first quarter of 2020, U.S. interest rates generally trended lower as concerns mounted over the impact of the coronavirus. March in particular saw substantial rate volatility as the Federal Reserve (the “Fed”) provided an emergency 100 basis points (“bps”) rate cut on March 15th, following a 50 bps cut on March 3rd to help stabilize markets. In April, interest rate volatility subsided, but financial markets continued to experience periods of stress based on economic developments and virus-related headlines. The Fed has been proactive in its efforts to ease liquidity conditions and there are signs that the easing measures are working, with capital markets opening up again as evidenced by the surge in new issuance in both investment grade and high yield credit markets.
That said, the U.S. economy contracted 5% in the first quarter, bringing the longest expansion on record to an abrupt end. Additionally, the U.S. economy shed 20.5 million jobs in April as the coronavirus erased 10 years of job growth in a single month.
Ten year breakeven inflation rates plunged to 0.55% at their March lows, but partially rebounded in April, closing the month at 1.07%. The core consumer price index (“CPI”) increased 2.1% year-over-year in March, but fell 0.4% in April, the largest monthly decline in the history of the series. While U.S. economic data continues to deteriorate overall, there are green shoots developing. Nearly 40 states have moved to reopen portions of local economies.
The portfolio’s tactical duration and yield curve positioning detracted from returns over the period as we were biased to be slightly underweight. Short positions in the 10-, 3-, and 1-year nodes of the U.S. yield curve were the largest detractors. As mentioned above, March in particular saw a lot of rate volatility with two iterations of rate cuts. The Fed has committed to keeping rates at the zero lower bound until it is confident the economy has weathered recent events.
The asset allocation strategy detracted from excess returns over the period, driven by exposure to out-of-benchmark high quality assets including collateralized loan obligations (“CLOs”) and asset-backed securities (“ABS”). These assets performed poorly in March amid general risk of sentiment, but recovered partially in April as markets stabilized.
Security selection strategies within the treasury inflation protected securities (“TIPS”) sector were positive for performance over the period, particularly TIPS with maturities of less than 7 years. These gains were partially offset by selections of CLOs and commercial mortgage-backed securities within the securitized space.
The Fund uses derivatives for a variety of purposes when managing the investment portfolio. The Fund uses Treasury futures, Eurodollar futures and centrally cleared interest rate swaps to hedge interest rate exposure, and to facilitate specific duration and yield curve strategies. The Fund also uses inflation-linked swaps, to augment inflation risks across the portfolio, and to provide diversification of inflation exposures vs. traditional U.S. TIPS securities.
The use of derivatives to manage interest rate risk and to express views on the yield curve detracted from performance. The use of inflation-linked swaps, to both express views on inflation and to provide diversification of inflation exposures, detracted from performance over the twelve-month period. However, these losses were completely offset by selection of specific TIPS.
Global growth has likely dropped to recession-like levels as non-essential activity comes to a halt globally due to coronavirus containment measures. The shape of the recovery is unknown and depends on the virus’ evolution, policy support, job losses, weakness in household consumption, and the second- and third-order economic shocks.
In the near-term, we expect the impact of weaker demand and lower oil prices will outweigh supply shortages, creating downside risks to inflation. Over the medium-term, the inflation backdrop will depend on the nature of the recovery, and over the longer-term, the reaction function of governments, central banks, consumers, and businesses will determine inflation outcomes. We see current TIPS valuations as somewhat cheap versus credit spreads and equity risk premia and favor cash bonds vs. inflation swaps due to attractive valuations.
The views and opinions in this report were current as of April 30, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Class L shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2020 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	4.68%	3.95%
Class L	3.99%	3.66%
(a) Class L inception date was September 10, 2018.
(b) Institutional Class inception date was June 25, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Ratings as of April 30, 2020 (unaudited)
Rating	Percentage of Fund Investments
Aaa	93.56%
Not Rated	2.34
Short Term Investments	4.10
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/01/19)	(04/30/20)	(11/01/19 – 04/30/20)
Institutional Class
Actual	$1,000.00	$1,018.90	$ 3.84
Hypothetical (5% return before expenses)	$1,000.00	$1,046.20	$ 3.89
Class L
Actual	$1,000.00	$1,015.90	$ 9.88
Hypothetical (5% return before expenses)	$1,000.00	$1,040.20	$10.00
* Expenses are equal to the Fund's annualized expense ratio of 0.38% for the Institutional Class and 0.98% for the Class L shares, multiplied by the average account value over the period, multiplied by 182 /366 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of April 30, 2020
Principal Amount		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 21.21%
$ 1,750,000	Allegro VII Ltd(a)(b) Series 2018-1A Class A 2.32%, 06/13/2031 3-mo. LIBOR + 1.10%	$ 1,641,525
1,100,000	Bain Capital Credit(a)(b) Series 2018-1A Class A1 2.00%, 04/23/2031 3-mo. LIBOR + 0.96%	1,049,852
1,000,000	CarVal II Ltd(a)(b) Series 2019-1A Class AN 2.62%, 04/20/2032 3-mo. LIBOR + 1.48%	975,999
725,000	Chase Issuance Trust Series 2020-A1 Class A1 1.53%, 01/15/2025	738,421
	CIFC Funding Ltd(a)(b)
	Series 2017-1A Class AR
600,000	2.36%, 04/23/2029 3-mo. LIBOR + 1.01%	584,522
	Series 2017-3A Class A1
650,000	2.12%, 07/20/2030 3-mo. LIBOR + 1.22%	632,912
	Series 2017-5A Class A1
600,000	2.31%, 11/16/2030 3-mo. LIBOR + 1.18%	580,607
1,600,000	Dryden 36 Senior Loan Fund(a)(b) Series 2014-36A Class AR2 2.50%, 04/15/2029 3-mo. LIBOR + 1.28%	1,564,899
490,000	Dryden 55 Ltd(a)(b) Series 2018-55A Class A1 2.24%, 04/15/2031 3-mo. LIBOR + 1.02%	473,387
282,197	Educational Funding of the South Inc(b) Series 2011-1 Class A2 1.64%, 04/25/2035 3-mo. LIBOR + 0.65%	273,954
1,000,000	Elmwood IV Ltd(a)(b) Series 2020-1A Class A 2.42%, 04/15/2033 3-mo. LIBOR + 1.24%	964,434
500,000	Ford Credit Auto Owner Trust(a) Series 2017-1 Class A 2.62%, 08/15/2028	504,035
500,000	Golden Credit Card Trust(a)(b) Series 2017-4A Class A 1.33%, 07/15/2024 1-mo. LIBOR + 0.52%	486,287
1,050,000	Halsey Point I Ltd(a)(b) Series 2019-1A Class A1A1 3.26%, 01/20/2033 3-mo. LIBOR + 1.35%	969,473
550,000	ICG US Ltd(a)(b) Series 2018-3A Class A1 2.27%, 01/24/2032 3-mo. LIBOR + 1.25%	508,057
600,000	Jamestown XV Ltd(a)(b) Series 2020-15A Class A 2.10%, 04/15/2033 3-mo. LIBOR + 1.34%	564,330
Principal Amount		Fair Value
Non-Agency — (continued)
$ 1,000,000	Kayne III Ltd(a)(b) Series 2019-3A Class A 2.70%, 04/15/2032 3-mo. LIBOR + 1.48%	$ 953,034
1,000,000	Madison Park Funding XXX Ltd(a)(b) Series 2018-30A Class A 1.97%, 04/15/2029 3-mo. LIBOR + 0.75%	961,049
600,000	Marble Point CLO XVII Ltd(a)(b) Series 2020-1A Class A 2.20%, 04/20/2033 3-mo. LIBOR + 1.30%	566,446
2,000,000	Master Credit Card Trust II(a) Series 2020-1A Class A 1.99%, 09/21/2024	2,035,810
1,000,000	Midocean Credit VIII(a)(b) Series 2018-8A Class A1 2.84%, 02/20/2031 3-mo. LIBOR + 1.15%	943,452
300,000	Nassau Ltd(a)(b) Series 2019-IA Class ANA 2.73%, 04/15/2031 3-mo. LIBOR + 1.51%	272,313
	Nelnet Student Loan Trust(a)(b)
	Series 2014-3A Class A
932,822	1.07%, 06/25/2041 1-mo. LIBOR + 0.58%	876,069
	Series 2016-1A Class A
125,783	1.29%, 09/25/2065 1-mo. LIBOR + 0.80%	122,100
600,000	Newark BSL 1 Ltd(a)(b) Series 2016-1A Class A1R 2.09%, 12/21/2029 3-mo. LIBOR + 1.10%	580,567
1,100,000	Nissan Master Owner Trust Receivables(b) Series 2019-A Class A 1.37%, 02/15/2024 1-mo. LIBOR + 0.56%	1,071,040
600,000	OHA Credit Funding 5 Ltd(a)(b) Series 2020-5A Class A2A 2.76%, 04/18/2033 3-mo. LIBOR + 1.45%	569,462
600,000	OHA Loan Funding Ltd(a)(b) Series 2016-1A Class AR 2.40%, 01/20/2033 3-mo. LIBOR + 1.26%	577,505
600,000	Parallel Ltd(a)(b) Series 2017-1A Class A1R 2.17%, 07/20/2029 3-mo. LIBOR + 1.03%	569,300
204,047	SLC Student Loan Trust(b) Series 2010-1 Class A 2.55%, 11/25/2042 3-mo. LIBOR + 0.87%	201,876
1,300,000	Sound Point XX Ltd(a)(b) Series 2018-2A Class A 2.09%, 07/26/2031 3-mo. LIBOR + 1.10%	1,201,022

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of April 30, 2020
Principal Amount		Fair Value
Non-Agency — (continued)
$ 1,000,000	Sound Point XXIII(a)(b) Series 2019-2A Class A1 2.62%, 04/15/2032 3-mo. LIBOR + 1.40%	$ 948,298
487,370	South Carolina Student Loan Corp(b) Series 2014-1 Class A1 1.12%, 05/01/2030 1-mo. LIBOR + 0.75%	480,732
500,000	TCW Ltd(a)(b) Series 2020-1A Class C 5.44%, 04/20/2028 3-mo. LIBOR + 4.30%	495,000
1,000,000	TICP XIV Ltd(a)(b) Series 2019-14A Class A1A 2.48%, 10/20/2032 3-mo. LIBOR + 1.34%	971,367
675,000	Venture 39 Ltd(a)(b) Series 2020-39A Class A1 2.41%, 04/15/2033 3-mo. LIBOR + 1.28%	647,266
600,000	Voya Ltd(a)(b) Series 2018-1A Class A1 2.09%, 04/19/2031 3-mo. LIBOR + 0.95%	567,521
TOTAL ASSET-BACKED SECURITIES — 21.21% (Cost $29,144,514)		$ 28,123,923
MORTGAGE-BACKED SECURITIES
Non-Agency — 0.82%
1,200,000	Great Wolf Trust(a)(b) Series 2019-WOLF Class A 1.85%, 12/15/2036 1-mo. LIBOR + 1.03%	1,082,620
U.S. Government Agency — 8.70%
	Federal Home Loan Mortgage Corp Real Estate Mortgage Investment Conduit(b)
	Series 3208 Class FB
314,770	1.21%, 08/15/2036 1-mo. LIBOR + 0.40%	313,254
	Series 3208 Class FD
767,901	1.21%, 08/15/2036 1-mo. LIBOR + 0.40%	763,965
	Series 3208 Class FG
747,147	1.21%, 08/15/2036 1-mo. LIBOR + 0.40%	743,318
	Series 4203 Class QF
348,851	1.06%, 05/15/2043 1-mo. LIBOR + 0.25%	346,273
	Series 4821 Class FA
1,547,292	1.11%, 07/15/2048 1-mo. LIBOR + 0.30%	1,535,871
Principal Amount		Fair Value
U.S. Government Agency — (continued)
	Series 4936 Class FL
$ 1,049,255	1.31%, 12/25/2049 1-mo. LIBOR + 0.50%	$ 1,050,354
	Federal National Mortgage Association Real Estate Mortgage Investment Conduit(b)
	Series 2010-39 Class FE
556,696	1.26%, 06/25/2037 1-mo. LIBOR + 0.77%	563,066
	Series 2018-39 Class FG
444,634	0.74%, 11/25/2033 1-mo. LIBOR + 0.25%	438,841
	Series 2018-72 Class FB
1,532,270	0.84%, 10/25/2058 1-mo. LIBOR + 0.35%	1,518,581
	Series 2019-41 Class FM
1,884,865	0.94%, 08/25/2049 1-mo. LIBOR + 0.45%	1,879,150
	Government National Mortgage Association(b)
	Series 2010-53 Class FC
507,148	1.54%, 04/20/2040 1-mo. LIBOR + 0.82%	512,522
	Series 2011-117 Class FJ
1,228,086	1.59%, 08/20/2041 1-mo. LIBOR + 0.87%	1,247,705
	Series 2012-12 Class HF
627,981	1.12%, 01/20/2042 1-mo. LIBOR + 0.40%	624,348
		11,537,248
TOTAL MORTGAGE-BACKED SECURITIES — 9.52% (Cost $12,714,375)		$ 12,619,868
U.S. TREASURY BONDS AND NOTES
	U.S. Treasury Inflation Indexed Bonds TIPS
300,000	0.13%, 01/15/2022	339,871
3,800,000	0.13%, 07/15/2022	4,271,180
5,700,000	0.13%, 01/15/2023	6,402,557
2,600,000	0.63%, 04/15/2023	2,743,293
9,910,000	0.63%, 01/15/2026	11,372,033
9,240,000	0.13%, 07/15/2026	10,293,675
6,910,000	0.38%, 01/15/2027	7,758,541
9,990,000	0.38%, 07/15/2027	11,178,783
6,970,000	0.50%, 01/15/2028	7,795,581
12,470,000	0.75%, 07/15/2028	14,051,965
3,300,000	0.88%, 01/15/2029	3,759,738
2,200,000	2.13%, 02/15/2040	3,817,895
5,470,000	United States Treasury Note/Bond(c) 2.38%, 03/15/2022	5,691,791
TOTAL U.S. TREASURY BONDS AND NOTES — 67.50% (Cost $85,593,244)		$ 89,476,903

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of April 30, 2020
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 4.19%
$ 1,848,834	Repurchase agreement (principal amount/value $1,848,857 with a maturity value of $1,848,859) with Citigroup Global Markets Inc, 0.04%, dated 4/30/20 to be repurchased at $1,848,834 on 5/1/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.50% - 6.50%, 5/31/20 - 2/1/57, with a value of $1,885,834.(d)	$ 1,848,834
1,848,834	Repurchase agreement (principal amount/value $1,848,857 with a maturity value of $1,848,859) with RBC Capital Markets Corp, 0.04%, dated 4/30/20 to be repurchased at $1,848,834 on 5/1/20 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.00%, 7/15/24 - 5/1/50, with a value of $1,885,834.(d)	1,848,834
542,128	Repurchase agreement (principal amount/value $542,135 with a maturity value of $542,136) with Bank of America Securities Inc, 0.04%, dated 4/30/20 to be repurchased at $542,128 on 5/1/20 collateralized by various U.S. Government Agency securities, 2.00% - 5.00%, 8/1/23 - 4/1/59, with a value of $552,978.(d)	542,128
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 1,320,596	Undivided interest of 94.35% in a repurchase agreement (principal amount/value $1,399,721 with a maturity value of $1,399,722) with HSBC Securities (USA) Inc, 0.03%, dated 4/30/20 to be repurchased at $1,320,596 on 5/1/20 collateralized by Government National Mortgage Association securities, 2.45% - 5.00%, 2/20/49 - 4/15/55, with a value of $1,427,715.(d)	$ 1,320,596
TOTAL SHORT TERM INVESTMENTS — 4.19% (Cost $5,560,392)		$ 5,560,392
TOTAL INVESTMENTS — 102.42% (Cost $133,012,525)		$135,781,086
OTHER ASSETS & LIABILITIES, NET — (2.42)%		$ (3,212,309)
TOTAL NET ASSETS — 100.00%		$132,568,777

(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at April 30, 2020.
(c)	All or a portion of the security is on loan at April 30, 2020.
(d)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
TIPS	Treasury Inflation Protected Securities
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Schedule of Investments
As of April 30, 2020
At April 30, 2020, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Eurodollar Interest Rate Long Futures	8	USD	1,993,100	June 2020	$ 27,574
Eurodollar Interest Rate Long Futures	7	USD	1,745,538	March 2021	27,737
Eurodollar Interest Rate Long Futures	7	USD	1,745,538	June 2021	28,175
Eurodollar Interest Rate Long Futures	7	USD	1,745,450	September 2021	28,350
U.S. 10 Year Treasury Note Short Futures	75	USD	10,429,687	June 2020	(326,996)
U.S. 2 Year Treasury Note Long Futures	47	USD	10,360,195	June 2020	111,457
U.S. 5 Year Treasury Note Long Futures	227	USD	28,484,953	June 2020	1,060,795
U.S. Long Bond Short Futures	7	USD	1,267,219	June 2020	(99,356)
U.S. Ultra 10 Year Treasury Note Long Futures	30	USD	4,710,937	June 2020	283,521
U.S. Ultra Bond Short Futures	9	USD	2,023,031	June 2020	(199,955)
				Net Appreciation	$ 941,302
At April 30, 2020, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
1-mo. LIBOR	3-mo. LIBOR	5,400,000	July 25, 2024	$(12,994)	Quarterly
0.93%	3-mo. LIBOR	1,950,000	April 23, 2030	4,192	Quarterly
3-mo. LIBOR	1.02%	2,030,000	April 23, 2035	(3,849)	Quarterly
3-mo. LIBOR	0.86%	1,880,000	April 9, 2045	1,867	Quarterly
0.85%	3-mo. LIBOR	1,940,000	April 10, 2050	(1,589)	Quarterly
			Net Depreciation	$(12,373)
At April 30, 2020, the Fund held the following outstanding centrally cleared inflation swaps:
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount	Termination Date	Unrealized Appreciation/ (Depreciation)	Payment Frequency
CPI	1.91%	14,000,000	May 01, 2021	(183,417)	At Maturity
CPI	1.77%	8,800,000	February 01, 2022	(163,897)	At Maturity
CPI	1.51%	6,600,000	February 20, 2022	(173,474)	At Maturity
CPI	1.83%	11,100,000	February 01, 2023	(322,349)	At Maturity
CPI	1.64%	3,100,000	February 20, 2024	(118,426)	At Maturity
CPI	1.77%	2,500,000	August 05, 2024	(99,588)	At Maturity
			Net Depreciation	$(1,061,151)
Counterparty Abbreviations:
CPI	Consumer Price Index
Currency Abbreviations:
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2020
Great-West Core Strategies: Inflation-Protected Securities Fund
ASSETS:
Investments in securities, fair value (including $5,432,721 of securities on loan)(a)	$130,220,694
Repurchase agreements, fair value(b)	5,560,392
Cash	2,374,647
Cash pledged on futures contracts	161,500
Cash pledged on centrally cleared swaps	1,114,413
Interest receivable	158,959
Subscriptions receivable	117,576
Variation margin on futures contracts	22,471
Total Assets	139,730,652
LIABILITIES:
Payable for director fees	3,199
Payable for distribution fees	26,081
Payable for investments purchased	1,369,188
Payable for other accrued fees	88,114
Payable for shareholder services fees	37,751
Payable to investment adviser	24,464
Payable upon return of securities loaned	5,560,392
Redemptions payable	24,868
Variation margin on centrally cleared swaps	27,818
Total Liabilities	7,161,875
NET ASSETS	$132,568,777
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$1,288,013
Paid-in capital in excess of par	128,421,617
Undistributed/accumulated earnings	2,859,147
NET ASSETS	$132,568,777
NET ASSETS BY CLASS
Class L	$132,359,555
Institutional Class	$209,222
CAPITAL STOCK:
Authorized
Class L	68,000,000
Institutional Class	20,000,000
Issued and Outstanding
Class L	12,859,988
Institutional Class	20,138
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Class L	$10.29
Institutional Class	$10.39
(a) Cost of investments	$127,452,133
(b) Cost of repurchase agreements	$5,560,392
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended April 30, 2020
Great-West Core Strategies: Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest	$2,891,814
Income from securities lending	410
Total Income	2,892,224
EXPENSES:
Management fees	360,896
Shareholder services fees – Class L	382,165
Audit and tax fees	39,948
Custodian fees	8,895
Director's fees	18,404
Distribution fees – Class L	272,364
Legal fees	6,135
Pricing fees	8,868
Registration fees	86,814
Shareholder report fees	24,256
Transfer agent fees	6,642
Other fees	1,396
Total Expenses	1,216,783
Less amount waived by investment adviser	148,133
Less amount waived by distributor - Class L	2
Net Expenses	1,068,648
NET INVESTMENT INCOME	1,823,576
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	1,221,702
Net realized loss on interest rate swaps	(494,593)
Net realized gain on futures contracts	763,412
Net realized loss on inflation swaps	(449,885)
Net Realized Gain	1,040,636
Net change in unrealized appreciation on investments	1,285,471
Net change in unrealized depreciation on interest rate swaps	(12,330)
Net change in unrealized depreciation on inflation swaps	(1,110,695)
Net change in unrealized appreciation on futures contracts	832,205
Net Change in Unrealized Appreciation	994,651
Net Realized and Unrealized Gain	2,035,287
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,858,863
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended April 30, 2020 and April 30, 2019
Great-West Core Strategies: Inflation-Protected Securities Fund	2020	2019 (a)
OPERATIONS:
Net investment income	$1,823,576	$314,767
Net realized gain	1,040,636	122,602
Net change in unrealized appreciation	994,651	1,641,688
Net Increase in Net Assets Resulting from Operations	3,858,863	2,079,057
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Class L	(2,807,366)	(245,974)
Institutional Class	(6,109)	(19,324)
From Net Investment Income and Net Realized Gains	(2,813,475)	(265,298)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Class L	71,723,894	93,006,667
Institutional Class	187,359	5,088,481
Shares issued in reinvestment of distributions
Class L	2,807,366	245,974
Institutional Class	6,109	19,324
Shares redeemed
Class L	(30,493,093)	(7,773,642)
Institutional Class	(71,224)	(5,037,585)
Net Increase in Net Assets Resulting from Capital Share Transactions	44,160,411	85,549,219
Total Increase in Net Assets	45,205,799	87,362,978
NET ASSETS:
Beginning of year	87,362,978	0
End of year	$132,568,777	$87,362,978
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Class L	6,953,944	9,355,002
Institutional Class	17,998	508,849
Shares issued in reinvestment of distributions
Class L	275,773	24,895
Institutional Class	595	1,956
Shares redeemed
Class L	(2,971,705)	(777,921)
Institutional Class	(7,071)	(502,189)
Net Increase	4,269,534	8,610,592
(a) Fund commenced operations on June 25, 2018.
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Class L
04/30/2020	$10.15	0.17	0.23	0.40	(0.22)	(0.04)	(0.26)	$10.29	3.99%
04/30/2019 (c)	$10.00	0.05	0.15	0.20	(0.05)	-	(0.05)	$10.15	2.00% (d)
Institutional Class
04/30/2020	$10.22	0.22	0.26	0.48	(0.27)	(0.04)	(0.31)	$10.39	4.68%
04/30/2019 (e)	$10.00	0.19	0.07	0.26	(0.04)	-	(0.04)	$10.22	2.60% (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Class L
04/30/2020	$132,360	1.08%	0.98%	1.67%	59%
04/30/2019 (c)	$ 87,275	1.28% (g)	1.00% (g)	0.79% (g)	121% (d)
Institutional Class
04/30/2020	$ 209	22.01%	0.38%	2.08%	59%
04/30/2019 (e)	$ 88	1.72% (g)	0.40% (g)	2.26% (g)	121% (d)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Class L inception date was September 10, 2018.
(d)	Not annualized for periods less than one full year.
(e)	Institutional Class inception date was June 25, 2018.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: INFLATION-PROTECTED SECURITIES FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West Core Strategies: Inflation-Protected Securities Fund (the Fund) are included herein. The investment objective of the Fund is to seek real return consistent with the preservation of capital. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Class L and Institutional Class; the Investor Class has not yet been capitalized.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - April 30, 2020

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
Inflation Swaps	Interest rate curves, CPI or relevant inflation index curves, LIBOR/OIS curves, reported trades, and swap curves.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2020, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.

Annual Report - April 30, 2020

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 28,123,923	$ —	$ 28,123,923
Mortgage-Backed Securities	—	12,619,868	—	12,619,868
U.S. Treasury Bonds and Notes	—	89,476,903	—	89,476,903
Short Term Investments	—	5,560,392	—	5,560,392
Total investments, at fair value:	0	135,781,086	0	135,781,086
Other Financial Investments:
Futures Contracts(a)	1,567,609	—	—	1,567,609
Interest Rate Swaps(a)	—	6,059	—	6,059
Total Assets	$ 1,567,609	$ 135,787,145	$ 0	$ 137,354,754
Liabilities
Other Financial Investments:
Futures Contracts(a)	$ (626,307)	$ —	$ —	$ (626,307)
Interest Rate Swaps(a)	—	(18,432)	—	(18,432)
Inflation Swaps(a)	—	(1,061,151)	—	(1,061,151)
Total Liabilities	$ (626,307)	$ (1,079,583)	$ 0	$ (1,705,890)
(a)	Inflation Swaps, Interest Rate Swaps and Futures are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Annual Report - April 30, 2020

The tax character of distributions paid during the years ended April 30, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$2,412,449	$265,298
Long-term capital gain	401,026	-
	$2,813,475	$265,298
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and market discount adjustments.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$688,558
Undistributed long-term capital gains	531,574
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	1,639,015
Tax composition of capital	$2,859,147
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2020 were as follows:
Federal tax cost of investments	$134,009,849
Gross unrealized appreciation on investments	3,956,049
Gross unrealized depreciation on investments	(2,317,034)
Net unrealized appreciation on investments	$1,639,015
Application of Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued ASU No. 2017-08, "Receivables-Nonrefundable Fees and Other Costs: Premium Amortization on Purchased Callable Debt Securities" (ASU No. 2017-08). ASU No. 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening the amortization period for the premium to the earliest call date. The accounting changes in ASU 2017-08 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund adopted ASU No. 2017-08 for its fiscal year beginning May 1, 2019. The adoption of ASU No. 2017-08 did not have an impact on the Fund’s financial position or the results of its operations.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including inflation swaps, interest rate swaps and futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Inflation Risk - The risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.

Annual Report - April 30, 2020

Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.   The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 205 futures contracts, net of both long and short positions, for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $8,264,615 in interest rate swaps for the reporting period.

Annual Report - April 30, 2020

Inflation Swaps
The Fund enters into inflation swap contracts to gain exposure to inflation (inflation risk). An inflation swap is a contract in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. These agreements may be privately negotiated in the over-the-counter market (OTC inflation swaps) or may be executed on a registered exchange (centrally cleared inflation swaps). The Fund held an average notional amount of $28,792,308 in inflation swaps for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of April 30, 2020 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$1,567,609 (a)	Net unrealized depreciation on futures contracts	$(626,307)(a)
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$ 6,059(a)	Net unrealized depreciation on interest rate swaps	$(18,432)(a)
Inflation contracts (swaps)			Net unrealized depreciation on inflation swaps	$(1,061,151) (a)
(a)Includes cumulative appreciation of futures contracts, interest rate contracts, and inflation contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended April 30, 2020 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$ 763,412	Net change in unrealized appreciation on futures contracts	$832,205
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$(494,593)	Net change in unrealized depreciation on interest rate swaps	$(12,330)
Inflation contracts (swaps)	Net realized loss on inflation swaps	$(449,885)	Net change in unrealized depreciation on inflation swaps	$(1,110,695)
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.33% of the Fund’s average daily net assets up to $1 billion dollars, 0.28% of the Fund's average daily net assets over $1 billion dollars and 0.23% of the Fund's average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
Effective January 1, 2020, the Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.35% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the “Expense Limit”). From May 1, 2019 to December 31, 2019, such expenses were capped at 0.40% of the Fund's average daily net assets. The agreement’s current term ends on August 28, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.

Annual Report - April 30, 2020

The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At April 30, 2020, the amounts available for recoupment were as follows:
Expires April 30, 2022	Expires April 30, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$132,876	$148,133	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P. (the Sub-Adviser). The Adviser is responsible for compensating the Sub-Adviser for its services.
Effective April 29, 2020, Great-West Funds entered into a Shareholder Services Agreement with Empower Retirement, LLC (“Empower”), an affiliate of Great-West Capital Management, LLC ("GWCM") and subsidiary of GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Statement of Operations.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $1,092,750 for the fiscal year ended April 30, 2020.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended April 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $22,089,606 and $4,389,150, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $79,644,461 and $58,129,172, respectively.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of April 30, 2020, the Fund had securities on loan valued at $5,432,721 and received collateral as reported on the Statement of Assets and Liabilities of $5,560,392 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At April 30, 2020, the class of securities loaned consisted entirely of U.S. Treasury Bonds and Notes. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.

Annual Report - April 30, 2020

6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to April 30, 2020, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - April 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: Inflation-Protected Securities Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of April 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 18, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 2020, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 21, 2020 (the “April Meeting”), approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of Great-West Core Strategies: Inflation-Protected Securities Fund (the “Fund”), and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and among the Company, GWCM and Goldman Sachs Asset Management, L.P. (“GSAM” or the “Sub-Adviser”), with respect to the Fund.
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the assets of the Fund among one or more sub-advisers. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreement with Board approval but without shareholder approval, unless the sub-adviser is an affiliated person. GWCM is responsible for monitoring and evaluating the performance of the Sub-Adviser and for recommending the hiring, termination and replacement of the Sub-Adviser to the Board.
Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of the assets of the Fund, which includes making decisions to buy, sell or hold any particular security.
On March 10, 2020 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and the Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and the Sub-Advisory Agreement (collectively, the “Agreements” or each, an “Agreement”), and met separately with representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and with GWCM to review comparative information on the Fund’s investment performance, fees and expenses. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Fee Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel at the April Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and other series of the Company.
In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year.
In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted in their deliberations by independent legal counsel.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and the Sub-Adviser (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The

Board also reviewed, as applicable, the qualifications, experience, education, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management team responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent and anticipated system and process enhancements, such as the conversion to an industry-leading portfolio and risk analytics tool and the anticipated implementation of a new trade order management and compliance tool, as well as updates to the investment accounting application, and GWCM’s efforts generally to ensure that third-party programs used to service the Fund are monitored effectively.
Consideration was also given to the fact that the Board meets with representatives of the Sub-Adviser and GWCM every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. In this regard, the Board took into account GWCM’s communications with the Board in light of recent market volatility amidst the coronavirus pandemic.
The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and the Sub-Adviser.
Investment Performance
The Board received and considered information regarding the investment performance of the Fund. The Board noted that the Fund commenced operations on June 25, 2018 (with respect to the Fund’s Institutional Class shares), and given the limited operating period, the Board reviewed performance information for the Fund’s Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications, for the one-year period ended December 31, 2019. In evaluating the Fund’s performance, the Board noted how the Fund performed relative to the returns of its benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.
The Board observed that for the one-year period ended December 31, 2019, the Fund underperformed its benchmark index and its performance universe median, ranking in the fourth quintile of its performance universe (the first quintile being the best performers and the fifth quintile being the worst performers).
In evaluating the performance data, including the Fund’s limited period of operations, the Board took into account the Sub-Adviser’s investment process, the organization and experience of its investment personnel and its portfolio risk controls. The Board also considered the Sub-Adviser’s performance attribution commentary, including, among other things, the impact of duration and asset allocation strategies on performance. Also considered by the Board was GWCM’s processes for overseeing and analyzing the Sub-Adviser’s performance.
Taking into account all of the foregoing, the Board determined that it was satisfied with the explanations for, oversight of, and information provided regarding, the Fund’s investment performance.
Costs and Profitability
The Board considered the costs of services provided by GWCM and the Sub-Adviser from their relationships with the Fund. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of the Fund through August 28, 2021.
The Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Adviser and that such fees were negotiated at arm’s length between GWCM and the Sub-Adviser. In evaluating the management fee and total expense ratio of the Fund, as to its Institutional Class, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management

Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratio for all funds in the peer group. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Fee Consultant assessing expenses in the context of performance.
The Board observed that the Fund’s Contractual Management Fee and total annual operating expense ratio was lower than its peer group median contractual management fee and peer group median expense ratio, respectively, with the total annual operating expense ratio ranking in the first quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses).
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Adviser to similar other funds of the Company managed by GWCM and the Sub-Adviser, as applicable, and/or standard institutional fee schedules for the relevant investment strategy. In particular, the Board noted that the information provided included the Sub-Adviser’s standard institutional fee schedule—as disclosed in its Form ADV—for an account managed with an investment strategy similar to that used for the Fund’s portfolio, noting that the standard fee was higher than the fee charged to GWCM for the Fund. In addition, the Board noted the Sub-Adviser’s statement that it does not manage any comparable funds of its own.
The Board further considered the overall financial soundness of and the profits estimated to be realized by each of GWCM and the Sub-Adviser. For this purpose, the Board reviewed the financial statements and profitability information from GWCM and the Sub-Adviser. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates and the Sub-Adviser were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of the Fund’s assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to shareholders. In its evaluation, the Board noted that both the management fee schedule and the sub-advisory fee schedule contained breakpoints that would reduce the relevant fee rate on assets above specified levels as the Fund’s assets increased. The Board considered that, although the breakpoints in the sub-advisory fee schedule take effect at lower asset levels than for the management fee, the sub-advisory fee under the Sub-Advisory Agreement is paid by GWCM out of the management fee that it receives under the Advisory Agreement and the sub-advisory fees are negotiated at arm’s-length. The Board also recalled its observation that the Contractual Management Fee for the Fund was lower than the median contractual management fee of its peer group. Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or the Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted the Sub-Adviser’s statement that improved trading efficiencies resulting from aggregated Fund orders with other advisory accounts and potential economies of scale are the principal “fall-out” benefits derived by the

Sub-Adviser from its relationship with the Fund. The Board also noted where services were provided or proposed to be provided to the Fund by affiliates of GWCM, including, in particular, the various recordkeeping, administrative and shareholder services to be provided by Empower Retirement, LLC (“Empower”) pursuant to a new shareholder services agreement, effective April 29, 2020. Great-West Life & Annuity Insurance Company (“GWL&A”), the parent company of Empower and GWCM, previously provided shareholder services pursuant to an agreement dated May 1, 2015. At the April Meeting, the Board, including the Independent Directors, considered and—after taking into account, among other things, the fee proposed to be paid to Empower—approved the new shareholder services agreement in connection with an internal restructuring of the business and employees of GWL&A and Empower. In addition to the foregoing arrangements, the Board took into account the fact that the Fund is offered as an investment option in a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the Fund’s investors. The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM, its affiliates or the Sub-Adviser.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, GWL&A; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting & Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with GWCM.

*** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner receives no special treatment due to the relationship. Mr. Hudner has personal investments in a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West Core Strategies: International Equity Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "Code of Ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $116,940 for fiscal year 2019 and $1,122,930 for fiscal year 2020.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)  A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:June 18, 2020